Money Market Funds	Prospectus Supplement

UBS Money Series

UBS Select Prime Investor Fund

UBS Select Treasury Investor Fund

UBS Select Tax-Free Investor Fund

Supplement to the Prospectus (the “Prospectus”) dated August 28, 2015, as supplemented

March 29, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus regarding principal risks and disclosure of portfolio holdings for UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund. These disclosure changes are being made to comply with new regulatory requirements that will become effective on April 14, 2016.

The Prospectus is hereby supplemented as shown below.

Effective April 14, 2016, each section captioned “Fund summary” and sub-captioned “Principal Risks” of the Prospectus is revised by replacing all of the first paragraph of that section, except for the last sentence, with the following:

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Effective April 14, 2016, the section captioned “Disclosure of portfolio holdings” beginning on page 35 of the Prospectus is revised by replacing the third paragraph of that section in its entirety with the following:

Each fund will disclose on UBS AM’s Web site, within five business days after the end of each month: (1) a complete schedule of the related master fund’s portfolio holdings and information regarding the weighted average maturity of such master fund, and (2) except with respect to UBS Select Treasury Investor Fund, an update for the funds showing additional portfolio characteristics broken down by country, including related weighted average life or weighted average maturity information per country. This information will be posted on the UBS Web site at the following internet address: http://www.ubs.com/usmoneymarketfundsholdings. In addition, each fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings

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information. Each fund’s Forms N-MFP will be available on the SEC’s Web site; UBS AM’s Web site will also contain a link to these filings, when available. The UBS AM Web site will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily (in the case of each fund other than UBS Select Tax-Free Investor Fund) and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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